UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2009

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, July 24, 2009
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 001-11350
EMPLOYER ID NO. 59-0483700

Item 8.01. Other Events.

On July 24, 2009, the Company issued a press release announcing that at a meeting of the Company’s Board of Directors held on July 22, 2009, the Board decided that it intends to submit to shareholders binding proposals to amend the Company’s Articles of Incorporation at the Company’s 2010 Annual Meeting of Shareholders to declassify the Board and to limit the number of directors on the Board to eleven.  The Board also determined that in addition to its recent election of an independent chairman it will amend the charter of the Governance Committee to adopt an independent board chairman policy.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

    ( d ) Exhibits.

             99.1 Press Release issued July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED-TOMOKA LAND CO.

Date: July 24, 2009	By: /S/Bruce W. Teeters
Bruce W. Teeters, Senior Vice President - Finance and Treasurer and Chief Financial Officer